UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2013

US AIRWAYS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8444	54-1194634
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

N/A

(Former name or former address if changed since last report.)

US AIRWAYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8442	53-0218143
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 9, 2013, US Airways Group, Inc. (“US Airways Group”) became a wholly owned subsidiary of American Airlines Group Inc. (formerly known as AMR Corporation and referred to herein as “AAG”) as a result of the merger of AMR Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of AAG, with and into US Airways Group (the “Merger”). In connection with the Merger, AMR Corporation changed its name from AMR Corporation to American Airlines Group Inc. The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of February 13, 2013, entered into by and among AMR Corporation, US Airways Group and Merger Sub as amended by that certain Amendment to Agreement and Plan of Merger, dated as of May 15, 2013, that certain Second Amendment to Agreement and Plan of Merger, dated as of June 7, 2013, and that certain Third Amendment to Agreement and Plan of Merger, dated as of September 20, 2013 (as amended, the “Merger Agreement”). A copy of the press release publicly announcing the execution of the Merger Agreement and a copy of the Merger Agreement were filed as exhibits to US Airways Group’s Current Report on Form 8-K filed with the SEC on February 14, 2013 and amendments to the Merger Agreement were filed on US Airways Group’s Current Reports on Form 8-K filed with the SEC on May 16, 2013, June 12, 2013 and September 23, 2013. Pursuant to the Merger Agreement, each share of common stock, par value $0.01 per share, of US Airways Group (“US Airways Group Common Stock”), which was previously listed on the New York Stock Exchange and publicly traded, was converted into the right to receive one share of common stock, par value $0.01 per share, of AAG (“AAG Common Stock”). The AAG Common Stock will trade on the NASDAQ Global Select Market under the ticker “AAL”.

Item 1.01.	Entry into a Material Definitive Agreement.

Pursuant to and in accordance with the Merger Agreement, US Airways Group and US Airways, Inc. (“US Airways”) entered into the following agreements:

•	An instrument of assumption of joinder, dated as of December 9, 2013, by US Airways Group and US Airways in favor of Deutsche Bank AG New York Branch, as administrative agent for the Lenders (as defined below) (the “Joinder to the LATAM Credit and Guaranty Agreement”), guaranteeing the obligations of American Airlines, Inc. (“AA”) under the Credit and Guaranty Agreement, dated as of June 27, 2013, by and among AA, AAG, the subsidiaries of AAG from time to time party thereto, each of the several banks and other financial institutions or entities from time to time party thereto as a lender and Deutsche Bank AG New York Branch, as administrative agent for the lenders party thereto from time to time (the “Lenders”), as amended (the “LATAM Credit and Guaranty Agreement”);

•	A first supplemental indenture, dated as of December 9, 2013, by US Airways Group and US Airways in favor of U.S. Bank National Association, as trustee (“7.5% Senior Notes Guaranty”), guaranteeing the obligations of AA and AAG under the Indenture, dated as of March 15, 2011, by and among AA, AAG, U.S. Bank National Association, as trustee and Wilmington Trust Company, as collateral trustee (as amended, supplemented or otherwise modified from time to time, the “7.5% Senior Notes Indenture”) governing AA’s 7.50% Senior Secured Notes due 2016 (“7.5% Senior Notes”).

•	A second supplemental indenture, dated as of December 9, 2013 (the “High Yield Notes Supplemental Indenture”), with Wilmington Trust, National Association, as trustee, AAG and AA to the indenture governing US Airways Group’s 6.125% Senior Notes due 2018 (the “High Yield Notes”); and

•	A second supplemental indenture, dated as of December 9, 2013 (the “Convertible Notes Second Supplemental Indenture” and together with the High Yield Notes Supplemental Indenture, the “Supplemental Indentures”), with The Bank of New York Mellon Trust Company, N.A., as trustee, and US Airways Group to Convertible Notes Indenture (as defined below) governing US Airways Group’s 7.25% Senior Convertible Notes due 2014 (the “Convertible Notes”).

Pursuant to and in accordance with the Merger Agreement, AAG and AA entered into a joinder to loan agreement, dated as of December 9, 2013 (the “Loan Agreement Joinder”), to the $1,600,000,000 Loan Agreement, dated as of May 23, 2013 (the “Loan Agreement”), among US Airways, US Airways Group and certain affiliates of US Airways party thereto from time to time, the lenders party thereto and Citicorp North America, Inc., as administrative agent for the lenders (the “Administrative Agent”).

Joinder to the LATAM Credit and Guaranty Agreement

Pursuant to the Joinder to the LATAM Credit and Guaranty Agreement, US Airways Group and US Airways, respectively, provided a full and unconditional guarantee of the payment obligations of AAG and AA under the LATAM Credit and Guaranty Agreement. The LATAM Credit and Guaranty Agreement provides for (i) a $1.05 billion term loan facility (the “Term Loan Facility”), (ii) a $1 billion revolving credit facility (the “Revolving Facility”) and (iii) $850.0 million of incremental term loans, which were fully drawn on August 5, 2013 (the “Incremental Term Loans” and, together with the Term Loan Facility and the Revolving Facility, the “LATAM Credit Facilities”). The Term Loan Facility and Revolving Facility mature on June 27, 2019 and June 27, 2018, respectively, unless otherwise extended by the applicable parties. The Incremental Term Loans (a) not subject to an extension mature on June 27, 2019 and (b) subject to an extension mature as specified in the applicable extension offer accepted by the applicable term lenders. The LATAM Credit Facilities bear interest at an index rate plus an applicable index margin or, at AA’s option, LIBOR (subject to a floor of 1.00%) plus an applicable LIBOR margin. The applicable LIBOR margins are 3.75% for borrowings under the Term Loan Facility and the Incremental Term Loans and 3.50% for borrowings under the Revolving Facility, respectively. Voluntary prepayments may be made by AA at any time, with a premium of 1.00% applicable to certain prepayments made prior to the date that is six months following June 27, 2013. Mandatory prepayments at par of term loans and revolving loans are required to the extent necessary to comply with AA’s covenants regarding the collateral coverage ratio and certain dispositions of collateral. In addition, if a “change of control” (as defined in the LATAM Credit and Guaranty Agreement), which does not include the Merger, occurs with respect to AAG, AA will be required to repay at par the loans outstanding under the LATAM Credit Facilities and terminate the Revolving Facility. The LATAM Credit Facilities are secured by certain route authorities, slots and foreign gate leaseholds utilized by AA in providing scheduled air carrier service between the United States and certain South American countries, specifically Argentina, Bolivia, Brazil, Chile, Columbia, Ecuador, Paraguay, Peru, Uruguay and Venezuela, and are also guaranteed by AAG. A copy of the LATAM Credit and Guaranty Agreement was filed as Exhibit 10.3 to AMR Corporation’s Quarterly Report on Form 10-Q filed on July 18, 2013 and is incorporated herein by reference. The foregoing description of the LATAM Credit and Guaranty Agreement does not purport to be complete and is qualified in its entirety by reference to the LATAM Credit and Guaranty Agreement.

The foregoing description of the Joinder to the LATAM Credit and Guaranty Agreement does not purport to be complete and is qualified in its entirety by reference to the Joinder to the LATAM Credit and Guaranty Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

7.5% Senior Notes Guaranty

Pursuant to the 7.5% Senior Notes Guaranty, US Airways Group and US Airways jointly and severally provided a full and unconditional guarantee of the payment obligations of AAG and AA under the 7.5% Senior Notes Indenture. AA issued $1,000,000,000 aggregate principal amount of 7.5% Senior Notes on March 15, 2011 under the 7.5% Senior Notes Indenture. The 7.5% Senior Notes bear interest at a rate of 7.50% per annum, payable semiannually on March 15 and September 15 of each year. The indebtedness evidenced by the 7.5% Senior Notes may be accelerated upon the occurrence of events of default under the 7.5% Senior Notes Indenture that are customary for financings of this nature. The 7.5% Senior Notes are senior secured obligations of AA, unconditionally guaranteed on an unsecured basis by AAG. Subject to certain limitations and exceptions, the collateral consists of certain route authorities, airport landing and take-off slots, and rights to use or occupy space in airport terminals, in each case that AA uses to operate its non-stop scheduled air carrier services (i) between airports in the United States and Narita International Airport, Japan, Haneda Airport, Japan, and Heathrow Airport, England, (ii) between Chicago O’Hare International Airport, Illinois and Beijing Capital International Airport, China and (iii) between Chicago O’Hare International Airport, Illinois and Shanghai Pudong International Airport, China. AA, at its option, may redeem some or all of the 7.5% Senior Notes, at specified redemption prices, plus accrued and unpaid interest, if any. At any time prior to March 15, 2014, AA, at its option, may redeem (1) up to 35% of the aggregate principal amount of the 7.5% Senior Notes with the proceeds of certain equity offerings at a redemption price of 107.5% of their principal amount, plus accrued and unpaid interest, if any, and (2) during any 12-month period, up to 10% of the original aggregate principal amount of the 7.5% Senior Notes at a redemption price of 103% of their principal amount, plus accrued and unpaid interest, if any. If AA sells certain assets or if a “change of control” (as defined in the 7.5% Senior Notes Indenture) occurs (which does not include the Merger), AA must offer to repurchase the 7.5% Senior Notes at prices specified in the 7.5% Senior Notes Indenture. A copy of the 7.5% Senior Notes Indenture and the form of the 7.5% Senior Notes were filed as Exhibits 4.1 and 4.2, respectively, to AMR Corporation’s Current Report on Form 8-K filed on March 13, 2011 and are incorporated herein by reference. The foregoing description of the the 7.5% Senior Notes Indenture and the form of the 7.5% Senior Notes do not purport to be complete and are qualified in their entirety by reference to the 7.5% Senior Notes Indenture and the form of the 7.5% Senior Notes.

The foregoing description of the 7.5% Senior Notes Guaranty does not purport to be complete and is qualified in its entirety by reference to the 7.5% Senior Notes Guaranty, which is filed herewith as Exhibit 4.3 and is incorporated herein by reference.

High Yield Notes Supplemental Indenture

Pursuant to the High Yield Notes Supplemental Indenture, each of AAG and AA provided a full and unconditional guarantee of the payment obligations of US Airways Group under the High Yield Notes. A copy of the High Yield Notes Supplemental Indenture is filed as Exhibit 4.1 hereto and is incorporated herein by reference. The foregoing description of the High Yield Notes Supplemental Indenture is qualified in its entirety by the terms thereof.

Convertible Notes Second Supplemental Indenture

Pursuant to the Convertible Notes Second Supplemental Indenture, the Noteholder (as defined in the Convertible Notes Indenture) of each Convertible Note that was outstanding as of the closing of the Merger has the right to convert each $1,000 principal amount of such Convertible Note into a number of shares of Company Common Stock equal to the number of shares of US Airways Group Common Stock that such Noteholder would have owned or been entitled to receive if such Noteholder has converted such Convertible Note immediately prior to the Effective Time of the Merger, subject to US Airways Groups’ right to elect to pay cash upon such a conversion as provided in the Convertible Notes Indenture and as described in the Convertible Notes Prospectus Supplement (as defined below), and AAG fully and unconditionally guaranteed all of the payment obligations of US Airways Group under the Convertible Notes and the Convertible Notes Indenture. A copy of the Convertible Notes Second Supplemental Indenture is attached as Exhibit 4.2 hereto and is incorporated herein by reference. The foregoing description of the Convertible Notes Second Supplemental Indenture is qualified in its entirety by the terms thereof.

Loan Agreement Joinder

Pursuant to the Loan Agreement Joinder, AAG and AA each became an obligor (together with the other obligors thereto, the “Obligors”) under the Loan Agreement. A copy of the Loan Agreement was filed as Exhibit 10.1 to US Airways Group’s Current Report on Form 8-K filed with the SEC on May 30, 2013 and is incorporated herein by reference. A copy of the Loan Agreement Joinder is filed as Exhibit 10.2 hereto and is incorporated herein by reference. The foregoing descriptions of the Loan Agreement and the Loan Agreement Joinder are summaries and are qualified in their entirety by the terms thereof.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

US Airways Group and US Airways have entered into the Joinder to the LATAM Credit and Guaranty Agreement and the 7.5% Senior Notes Guaranty. The information provided in Item 1.01 of this Current Report on Form 8-K with respect to the Joinder to the LATAM Credit and Guaranty Agreement and the 7.5% Senior Notes Guaranty is incorporated in this Item 2.03 by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement, each outstanding share of US Airways Group Common Stock was converted in the Merger into the right to receive one share of AAG Common Stock. As of the effective time of the Merger, holders of US Airways Group Common Stock immediately prior to the effective time of the Merger ceased to have any rights as stockholders of US Airways Group (other than their right to receive the merger consideration). A description of the material terms of the Company Common Stock is included under the captions “Description of Capital Stock of AAG” and “Comparison of Stockholder Rights and Corporate Governance Matters” in the AAG’s registration statement on Form S-4 filed with the SEC on June 10, 2013, which description is incorporated herein by reference.

In connection with the Merger, at the effective time (i) each US Airways Option (as defined in the Merger Agreement) and each US Airways Stock-Settled SAR (as defined in the Merger Agreement) outstanding immediately prior to the effective time of the Merger, whether vested or unvested, was converted into an option or stock appreciation right, as applicable, to acquire, on the same terms and conditions as were applicable to such US Airways Option or US Airways Stock-Settled SAR immediately prior to the effective time of the Merger, a number of shares of AAG Common Stock equal to the number of shares of US Airways Group Common Stock subject to such US Airways Option or US Airways Stock-Settled SAR, at an exercise price per share of AAG Common Stock equal to the exercise price per share of US Airways Group Common Stock under such US Airways Option or US Airways Stock-Settled SAR; (ii) each award of US Airways Stock-Settled RSUs (as defined in the Merger Agreement) outstanding immediately prior to the effective time of the Merger was converted into a number of restricted stock units corresponding to shares of AAG Common Stock equal to the number of shares of US Airways Group Common Stock subject to such US Airways Stock-Settled RSU award, with the same terms and conditions as were applicable to such US Airways Stock-Settled RSU immediately prior to the effective time of the Merger; (iii) each US Airways Cash-Settled SAR (as defined in the Merger Agreement) outstanding immediately prior to the Effective Time, whether vested or unvested, was converted into a stock appreciation right to acquire, on the same terms and conditions as were applicable to such US Airways Cash-Settled SAR immediately prior to the Effective Time, an amount of cash determined by reference to the number of shares of AAG Common Stock equal to the number of shares of US Airways Group Common Stock referenced by such US Airways Cash-Settled SAR, at an exercise price per share of AAG Common Stock equal to the exercise price per share of US Airways Group Common Stock under such US Airways Cash-Settled SAR; (iv) each award of US Airways Cash-Settled RSUs (as defined in the Merger Agreement) outstanding immediately prior to the effective time of the Merger was converted into the right to receive an amount in cash, on the same terms and conditions as were applicable to such US Airways Cash-Settled RSU award immediately prior to the Effective Time, based on a number of shares of AAG Common Stock equal to the number of shares of US Airways Group Common Stock referenced under such US Airways Cash-Settled RSU award immediately prior to the effective time of the Merger; and (v) AAG assumed all the obligations of US Airways Group under the US Airways Equity Plans, each outstanding US Airways Option, each outstanding US Airways Equity Award (each as defined in the Merger Agreement), each outstanding US Airways Cash-Settled SAR, each outstanding US Airways Cash-Settled RSU and the agreements evidencing the grants thereof.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which agreement and amendments thereto are filed herewith as Exhibit 2.1 and are incorporated herein by reference.

In connection with the completion of the Merger, US Airways Group requested that the NYSE suspend trading in the US Airways Group Common Stock, prior to the opening of the market on December 9, 2013. US Airways Group also requested that the NYSE file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended, to delist the US Airways Group Common Stock from the NYSE and terminate registration of the US Airways Group Common Stock under Section 12(b) of the Exchange Act.

Item 5.01.	Changes in Control of Registrant.

As a result of the Merger, a change of control of US Airways Group occurred, and US Airways Group became a wholly owned subsidiary of AAG. See the Introductory Note and the disclosure regarding the Merger and the Merger Agreement under Item 3.03 above for additional information.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

US Airways Group

As of the effective time of the Merger, Bruce R. Lakefield, Matthew J. Hart, Richard C. Kraemer, Cheryl G. Krongard, Denise M. O’Leary, George M. Philip and William J. Post, each of whom was a member of the Board of Directors of US Airways Group (the “US Airways Group Board”) prior to the Merger, resigned as directors of US Airways Group. Thomas W. Horton and Stephen L. Johnson were elected as directors of US Airways Group following the completion of the Merger, joining W. Douglas Parker on the US Airways Group Board. The US Airways Group Board will have no standing board committees as of the closing of the Merger.

US Airways

As of the effective time of the Merger, Bruce R. Lakefield, Matthew J. Hart, Richard C. Kraemer, Cheryl G. Krongard, Denise M. O’Leary, George M. Philip and William J. Post, each of whom was a member of the Board of Directors of US Airways prior to the Merger, resigned as directors of US Airways. Thomas W. Horton and Stephen

L. Johnson were elected as directors of US Airways following the completion of the Merger, joining W. Douglas Parker on the US Airways Board. The Board of Directors of US Airways will have no standing board committees as of the closing of the Merger.

W. Douglas Parker resigned from the position of Chief Executive Officer of US Airways effective upon the completion of the Merger, and Robert D. Isom, Jr. was appointed by the Board of Directors of US Airways to serve as Chief Executive Officer and Chief Operating Officer of US Airways following completion of the Merger. Mr. Isom, 50, joined American West Airlines, Inc. (“AWA”) as Senior Director—Financial Planning and Analysis in 1995. He was elected to Vice President—Operations Planning for AWA in 1997. In 2000, Mr. Isom was elected to the position of Vice President—Revenue Management. Mr. Isom left AWA in 2000 to serve as Vice President—Finance for Northwest Airlines, Inc. (“Northwest”). In 2001, he was appointed Vice President—International for Northwest, and in 2003 he was appointed Senior Vice President—Ground Operations and Customer Service. Mr. Isom left Northwest in 2005 to serve as Chief Operating Officer of Residential Capital, LLC, a real estate finance company. He was appointed Chief Restructuring Officer of GMAC LLC, a financial services company, in 2006. In 2007, Mr. Isom was elected Executive Vice President and Chief Operating Officer of US Airways Group. For compensation-related information regarding Mr. Horton, Mr. Johnson and Mr. Isom, please see Item 5.02 of the Current Report on Form 8-K of AAG filed on the date hereof. Biographical information for each of the above listed officers is included under the Captions “Part IV—US Airways Group Annual Meeting Proposals—Proposal 4: Election of Directors” and “US Airways Group Executive Officers” in the Form S-4, which description is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the provisions of the Merger Agreement, immediately following the effective time of the Merger, the certificate of incorporation of US Airways Group was amended and restated in the form attached hereto as Exhibit 3.1. In addition, the bylaws of US Airways Group were amended and restated as of the effective time of the Merger in the form attached hereto as Exhibit 3.2.

The disclosures contained in this Item 5.03 do not purport to be a complete description of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of US Airways Group and are qualified in their entirety by reference to the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of US Airways Group, which are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively and are incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 9, 2013, in connection with the completion of the Merger, the US Airways Group Board approved certain amendments to the US Airways Group Code of Business Conduct and Ethics (as amended, the “US Airways Group Code of Ethics”). The US Airways Group Code of Ethics applies to employees and directors of US Airways Group and the wholly owned subsidiaries of US Airways Group. The amendments to the US Airways Group Code of Ethics reflect developments in connection with the completion of the Merger and are primarily technical in nature, such as updating of contact information for certain company personnel and departments. In addition, references to the audit and/or other committees of the US Airways Group Board have been deleted, including with respect to the authority to amend or grant waivers under the US Airways Group Code of Ethics. The US Airways Group Code of Ethics is intended to remain in place pending AAG’s adoption of a new code of business conduct and ethics following the closing of the Merger, which will apply to AAG and all of its wholly owned subsidiaries, including US Airways Group.

The foregoing description of amendments to the Code of Ethics is qualified in its entirety by reference to the full text of the Code of Ethics, a copy of which is filed herewith as Exhibit 14.1 and is incorporated into this Item 5.05 by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among American Airlines Group Inc. (formerly AMR Corporation), AMR Merger Sub, Inc. and US Airways Group, Inc., dated as of February 13, 2013, as amended by the Amendment to Agreement and Plan of Merger, dated as of May 15, 2013 and Second Amendment to Agreement and Plan of Merger, dated as of June 7, 2013 (incorporated by reference to Exhibits 2.1 to US Airways Group, Inc.’s Current Reports on Form 8-K filed on February 14, 2013, May 16, 2013, June 12, 2013 and September 23, 2013, respectively).

3.1	Amended and Restated Certificate of Incorporation of US Airways Group, Inc.

3.2	Amended and Restated Bylaws of US Airways Group, Inc.

4.1	Second Supplemental Indenture dated as of December 9, 2013, by and among US Airways Group, Inc., AMR Corporation Airlines Group Inc. and Wilmington Trust, National Association, as trustee, with respect to the Indenture, dated as of May 24, 2013, between US Airways Group, Inc. and Wilmington Trust, National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of May 24, 2013, among US Airways Group Inc., US Airways, Inc. and Wilmington Trust, National Association.

4.2	Second Supplemental Indenture dated as of December 9, 2013, by and among US Airways Group, Inc., American Airlines Group Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, with respect to the Indenture, dated as of May 13, 2009, between US Airways Group, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the First Supplemental Indenture, dated as of May 13, 2009, between US Airways Group and The Bank of New York Mellon Trust Company, N.A.

4.3	First Supplemental Indenture, dated as of December 9, 2013, by US Airways Group, Inc. and US Airways in favor of U.S. Bank National Association, as trustee under the Indenture, dated as of March 15, 2011, by and among American Airlines, Inc., American Airlines Group, Inc., U.S. Bank National Association, as trustee and Wilmington Trust Company, as collateral trustee.

10.1	Instrument of Assumption of Joinder, dated as of December 9, 2013, by US Airways Group, Inc. and US Airways, Inc. in favor of Deutsche Bank AG New York Branch, as administrative agent for the Lenders, guaranteeing the obligations of American Airlines, Inc. under the Credit and Guaranty Agreement, dated as of June 27, 2013, by and among American Airlines, Inc., AMR Corporation, the direct and indirect Domestic Subsidiaries of AMR Corporation from time to time party thereto other than American Airlines, Inc., each of the several banks and other financial institutions or entities from time to time party hereto as a lender and Deutsche Bank AG New York Branch, as administrative agent for the Lenders.

10.2	Joinder to Loan Agreement, dated as of December 9, 2013, by American Airlines Group Inc. and American Airlines, Inc. to the $1,600,000,000 Loan Agreement, dated as of May 23, 2013, among US Airways, Inc., US Airways Group, Inc. and certain affiliates of US Airways, Inc. party thereto from time to time, the lenders party thereto and Citicorp North America, Inc., as administrative agent for the lenders.

14.1	US Airways Group, Inc. Code of Business Conduct and Ethics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US AIRWAYS GROUP, INC.

Date: December 9, 2013	By:	/s/ Derek J. Kerr
	Name:	Derek J. Kerr
	Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US AIRWAYS, INC.

Date: December 9, 2013	By:	/s/ Derek J. Kerr
	Name:	Derek J. Kerr
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among American Airlines Group Inc. (formerly AMR Corporation), AMR Merger Sub, Inc. and US Airways Group, Inc., dated as of February 13, 2013, as amended by the Amendment to Agreement and Plan of Merger, dated as of May 15, 2013 and Second Amendment to Agreement and Plan of Merger, dated as of June 7, 2013 (incorporated by reference to Exhibits 2.1 to US Airways Group, Inc.’s Current Reports on Form 8-K filed on February 14, 2013, May 16, 2013, June 12, 2013 and September 23, 2013, respectively).

3.1	Amended and Restated Certificate of Incorporation of US Airways Group, Inc.

3.2	Amended and Restated Bylaws of US Airways Group, Inc.

4.1	Second Supplemental Indenture dated as of December 9, 2013, by and among US Airways Group, Inc., AMR Corporation Airlines Group Inc. and Wilmington Trust, National Association, as trustee, with respect to the Indenture, dated as of May 24, 2013, between US Airways Group, Inc. and Wilmington Trust, National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of May 24, 2013, among US Airways Group Inc., US Airways, Inc. and Wilmington Trust, National Association.

4.2	Second Supplemental Indenture dated as of December 9, 2013, by and among US Airways Group, Inc., American Airlines Group Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, with respect to the Indenture, dated as of May 13, 2009, between US Airways Group, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the First Supplemental Indenture, dated as of May 13, 2009, between US Airways Group and The Bank of New York Mellon Trust Company, N.A.

4.3	First Supplemental Indenture, dated as of December 9, 2013, by US Airways Group, Inc. and US Airways in favor of U.S. Bank National Association, as trustee under the Indenture, dated as of March 15, 2011, by and among American Airlines, Inc., American Airlines Group, Inc., U.S. Bank National Association, as trustee and Wilmington Trust Company, as collateral trustee.

10.1	Instrument of Assumption of Joinder, dated as of December 9, 2013, by US Airways Group, Inc. and US Airways, Inc. in favor of Deutsche Bank AG New York Branch, as administrative agent for the Lenders, guaranteeing the obligations of American Airlines, Inc. under the Credit and Guaranty Agreement, dated as of June 27, 2013, by and among American Airlines, Inc., AMR Corporation, the direct and indirect Domestic Subsidiaries of AMR Corporation from time to time party thereto other than American Airlines, Inc., each of the several banks and other financial institutions or entities from time to time party hereto as a lender and Deutsche Bank AG New York Branch, as administrative agent for the Lenders.

10.2	Joinder to Loan Agreement, dated as of December 9, 2013, by American Airlines Group Inc. and American Airlines, Inc. to the $1,600,000,000 Loan Agreement, dated as of May 23, 2013, among US Airways, Inc., US Airways Group, Inc. and certain affiliates of US Airways, Inc. party thereto from time to time, the lenders party thereto and Citicorp North America, Inc., as administrative agent for the lenders.

14.1	US Airways Group, Inc. Code of Business Conduct and Ethics.